SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549



                           FORM 8-K



                   Commission File No.: 0-9503

                         Current Report


                       September 13, 1997
       (Date of Report - Date of Earliest Event Reported)



                  DIGITAL PRODUCTS CORPORATION

     Florida                                   59-1141879
(State or other jurisdiction of                (IRS Employer
Incorporation or organization)               Identification No)

                   1498 Northwest 3rd Street
                 Deerfield Beach, Florida 33442
            (Address of Principal Executive Offices)


                        (954) 296-9600
               (Registrant's Telephone Number)


                            None
      (Former Name, Former Address and Former Fiscal Year, if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of August was filed with the Bankruptcy Court on September 16, 1997.

                       UNITED STATES BANKRUPTCY COURT
                        SOUTHERN DISTRICT OF FLORIDA
                               MIAMI DIVISION


IN RE:                                           CASE NUMBER

                                                 97-21987BKC-RBR

                                                 JUDGE RAYMOND B. RAY

DEBTOR.                                          CHAPTER 11


             DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                           FOR THE PERIOD

                     FROM   8/1/97    TO    8/31/97



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                              Robert Furr
                                              Attorney for Debtor


     Debtor's Address                         Attorney's Address
     And Phone Number:                        and Phone Number:

     1498 NW 3rd Street                       1499 W Palmetto Road

     Deerfield Beach, FL 33442                Boca Raton, FL 33486

     954-246-9600                             561-395-0500

                Monthly Financial Report for Business

For the Period Beginning:     8/1/97     and Ending:     8/31/97

Name of Debtor:     Digital Products Corporation
Case Number          97-21987 BKC RBR
Date of Petition:     4/3/97

                                             Current          Cumulative
                                             Month          Petition to
                                                            Date
1. Cash at Beginning of Period               $ 56,141.26     $ 60,846.09
2. Receipts:
     A. Cash Sales                                  -               -
          Less: Cash Refunds                        -               -
          Net Cash Sales                             -              -
     B. Collections on Post Petition A/R      109,252.64     510,915.60
     C. Collections on Pre Petition A/R        12,027.98     358,853.14
     D. Other Receipts                           14,737.51    49,244.77
3. TOTAL RECEIPTS                               136,018.13   919,013.51
4. TOTAL CASH AVAILABLE FOR
     OPERATIONS (Line 1 + Line 3)             192,159.39     979,859.60

5. DISBURSEMENTS
     A. U.S. Trustee Quarterly Fees              -             3,750.00
     B. Net Payroll                            61,895.17     259,608.60
     C. Payroll Taxes Paid                     26,977.96     114,241.26
     D. Sales and Use Taxes                        -               -
     E. Other Taxes                                -               -
     F. Rent                                    5,000.00      25,000.00
     G. Other Leases                            1,690.48      17,442.60
     H. Telephone                              12,092.14       97,481.19
     I. Utilities                                  -               -
     J. Travel & Entertainment                  7,139.12       38,503.57
     K. Vehicle Expenses                           -               -
     L. Office Supplies                           996.07        6,142.52
     M. Advertising                             3,050.00        7,994.94
     N. Insurance (Attachment 7)                7,032.43       60,252.40
     O. Purchases of Fixed Assets              18,005.85       43,787.02
     P. Purchases of Inventory                 11,056.63       83,469.80
     Q. Manufacturing Supplies                   -               -
     R. Repairs and Maintenance                   671.82          910.32
     S. Payments to Secured Creditors              -               -
     T. Other Operating Expenses                30,758.01     215,481.67
          (Attach List)
6. TOTAL CASH DISBURSEMENTS                    186,365.68     974,065.89
7. ENDING CASH BALANCE
     (LINE 4 - LINE 6)                        $  5,793.71     $  5,793.71



I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 13 day of September 1997.

                   Monthly Financial Report for Business

Period Beginning:      8/1/97     and Ending:     8/31/97

Name of Debtor:     Digital Products Corporation
Case Number:        97-21987-BKC-RBR
Date of Petition:     4/3/97

          OTHER RECEIPTS
                                             Current           Cumulative
                                               Month             to Date
IL Unemployment Refund                             -                701.08
Employees                  Shipping                -                 22.25
AT&T Refund                                        -                172.98
Various                    Misc Income             -                837.38
Genesee County             Payment in Error        -              1,622.00
COD                        Supplies               480.00          1,981.37
EMS                        Cash Advance            -             24,900.00
APT                        Refund deposit      10,000.00         10,000.00
Various                    Tax refunds            257.51            257.51
State of Utah              Receipt in error         -             4,750.20
Nasdaq                     Refund               4,000.00          4,000.00
                                             $ 14,737.51       $ 49,244.77



          OTHER OPERATING EXPENSES
                                                   Current         Cumulative
                                                   Month            to Date
Tax Account     Bank Charge    Service Charges            14.76        115.16
Barnett Bank    Bank Charge    Wire Transfer Fees        -              75.00
Operating Acc   Bank Charge    Service Charges            75.00        367.71
Payroll Acct    Bank Charges   Service Charges            13.12         90.68
                Kinko's        Copies for Tracking        -            654.67
                Postage        Next Day Mailing           -             56.75
                Subcontractors Installers              1,913.00     14,924.28
                Corporate
                License Fees                              -            330.00
                Computer
                 Programmer                            6,254.23     21,025.48
                Subcontractors Labor                   4,905.32     17,428.26
                Freight                                  699.51     27,554.36
                Transfer Agent/
                 Other                                   476.97     21,512.91
                Patent
                 Renewals                                  -        10,375.00
                Refund
                 (ck Rec in Error)                         -         6,362.20
                Advance Pymt   Repayment                   -        24,900.00
                Various        Medical Claims              -         1,835.88
                Subcontractors Computer Supplies           -           498.18
                S. Kapila      Interim CFO                 -        10,469.05
                L. Martin      Commission                  -         1,000.00
                T. Snellings   Commission             2,500.00       2,500.00
                Corporate
                 Systems       Network Support        3,180.00       3,180.00
                Various        Move Expense           5,076.10       5,076.10
                Cash
                 Facilitators  Advance                5,650.00       5,650.00
                Various        Deposits                    -        39,500.00
                                        Total       $30,758.01    $215,481.67

                             ATTACHMENT 1

     MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:     Digital Products Corporation
Case Number:        97-21987 BKC RBR

Reporting Period Beginning:     8/1/97     and Ending:     8/31/97


ACCOUNTS RECEIVABLE AT PETITION DATE:          $534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

          Beginning of Month Balance            $     316,511.80
          Plus: Current Month New Billings            471,741.50
          Less: Collections during the Month          121,280.62
          End of Month Balance                  $     666,972.68


Aging:  (Show the total amount for each age group of accounts
          Incurred since filing the petition)

0-30 days         31-60 days      61-90 days     Over 90         Total
                                                 Days
$409,861.62       67,400.00       14,250.00                      $491,511.62

                              ATTACHMENT 2

            MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:     Digital Products Corporation
Case #              97-21987 BKC-RBR

Reporting Period Beginning     8/1/97     and Ending     8/31/97

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.


Date         Days
Incurred     Outstanding   Vendor                 Description
Amount
24-Apr-97                  Millward & Co.         Audit                   150.00
                                                                      dispute
30-Aug-97     2            United Parcel Service  364-32                3,808.22
31-Aug-97     1            American Design Co.    Contract Labor        5,193.22
31-Aug-97     1            Albani Laporte         Installer
                                                   (subcontractor)        339.09
31-Aug-97     1            Frank Garner           Installer
                                                   (subcontractor)        295.00
31-Aug-97     1            LCI                    Long distance        30,500.00
                                                                      $40,285.53



ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)          $  23,121.87
     Plus: New Indebtedness Incurred This Month            29,635.53
     Less: Amount Paid on Prior Accounts Payable           12,471.87
     End of Month Balance                               $  40,285.53


Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                   Number         Total
                                   of Post        Amount of
Secured        Date                Petition       Post Petition
Creditor/      Payment   Payment   Payments       Payments
Lessor         Due       Amount    Delinquent     Delinquent

None


                                ATTACHMENT 3

Name of Debtor: Digital Products Corporation
Case #          97-21987 BKC-RBR

Report Period Beginning          8/1/97     and Ending     8/31/97

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:          $148,780.63

INVENTORY RECONCILIATION:

     Inventory Balance at Beginning of Month       $    4,221.03
     Inventory Purchased during Month                  10,977.40
     Inventory Used or Sold                             8,682.34
     Inventory on Hand at End of Month             $    6,516.09

METHOD OF COSTING INVENTORY:     Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.





FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:           $ 716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month      $892,296.84
     Less:     Depreciation Expense                  34,963.00
     Plus:     New Purchases                         18,005.85
     Ending Monthly Balance                        $875,339.69

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
     Computer Equip. for Monitoring          $ 6,000.00
     Accounting Software                      12,005.85

                         ATTACHMENT 4

                 MONTHLY BANK RECONCILIATIONS

DEBTOR:   Digital Products Corporation
Case #     97 21987 BKC-RBR

Report Period Beginning:          8/1/97     Ending:          8/31/97

BANK:        Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:   Digital Products Corporation
ACCT NUMBER: 1811006533
PURPOSE OF ACCOUNT:     Operating Account

     Beginning Balance               $  36,066.23
     Total of Deposits Made            136,018.13
     Total Amount of Checks/Wires       97,389.67
     Service Charges                        75.00
     Transfers to Other Accounts        70,890.81
     Closing Balance                 $   3,728.88


Number of First Check Written This Period          1309
Number of Last Check Written This Period           1372

Total Number of Checks Written This Period           61
Total Number of Wire Transfers                        5
Voided Checks This Period                             3
                                      Total          69



BANK:          Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006541
PURPOSE OF ACCOUNT:     Payroll Account

     Beginning Balance                  $  13,843.35
     Total of Deposits Made                49,365.55 Transfers in
     Total Amount of Checks Written        61,620.82
     Service Charges Payroll Depot            274.35
     Service Charges                           13.12
     Transfers to Other Accounts                0.00
     Closing Balance                    $   1,300.61


Number of First Check Written This Period          314
Number of Last Check Written This Period           403

Total Number of Checks Written This Period          90
Plus Manual Checks                                   0
                                   Total            90

Plus     Direct Deposits                            35 Items
                                   Total           125 Items

                               ATTACHMENT 4

              MONTHLY BANK RECONCILIATION

DEBTOR:     Digital Products Corporation
Case #     97 21987 BKC-RBR

Report Period Beginning:          8/1/97     Ending:          8/31/97

BANK:          Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006558
PURPOSE OF ACCOUNT:     Tax Account

     Beginning Balance                  $  6,231.68
     Total of Deposits Made               21,525.26 Transfers in
     Total Amount of Checks Written       26,977.96 Transfers out
     Service Charges                          14.76
     Transfers to Other Accounts               0.00
     Closing Balance                    $    764.22

                            ATTACHMENT 5
                           CHECK REGISTER

DEBTOR: Digital Products Corporation
Case #  97-21987 BKC-RBR
Report Period Beginning:          8/1/97     And Ending:     8/31/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:        1811006533
PURPOSE OF ACCOUNT:     Operating Account

Date       Check#  Payee                     Purpose                       Amount
8/4/97     1309    Competatech               Accounting Software           $ 12,005.85
8/1/97     1310    Corporate Systems Grp     Network consulting               1,000.00
8/1/97     1311    Lawrence Martin           Reimburse Expenses                 210.59
8/4/97     1312    American Design           Contract labor                   1,145.50
8/4/97     1313    Merrill Lynch             Stockholder mailing                 86.97
8/4/97     1314    Bryan Brown               Reimburse expenses                 190.10
8/4/97     1315    KBS, Inc.                 Rent                             5,000.00
           1316                              Voided                              -
8/4/97     1317    AFCO                      Insurance                        5,911.39
8/4/97     1318    Nora Technical Sol.       Freight                             28.49
8/4/97     1319    Judy Sundberg             Freight                             14.50
8/4/97     wire    Cash Facilitators Grp     Expense advance                  2,500.00
8/5/97     1320    Victor Flores             Computer programming             1,500.00
8/5/97     1321    FedEx                     Freight                             47.75
8/6/97     1322    Office Depot              Supplies                            58.18
8/11/97     1323   Office Depot              Supplies                            55.62
8/11/97     1324   Ikon                      Repairs                            174.90
8/12/97     1325   Don Rokusek               Reimburse expenses                  13.51
8/12/97     1326   US West                   Telephone                        1,718.61
8/12/97     1327   Richard Angulo            Reimburse expenses               1,229.89
8/12/97     wire   Travis Snellings          Commission advance               2,500.00
8/14/97     1328   Liberty Court Travel      Travel                           1,459.50
8/15/97     1329   American Design           Contract labor                   1,145.50
8/15/97     1330   Riscorp of Florida        Workcomp                         1,098.88
8/8/97     1331    Richard Angulo            Reimburse expenses               1,022.36
8/8/97     1332    A-1 Lock,Door & Glass     Lock repair                        496.92
8/8/97     1333    Victor Flores             Computer programming             1,500.00
8/6/97     1334    Synergy Communications    Website design                   1,200.00
8/15/97     1335   Lawrence Martin           Reimburse expenses                 694.00
8/15/97     1336   Lawrence Martin           Reimburse expenses                 252.00
8/13/97     1337   Nora Technical Sols.      Computer consulting                769.23
8/15/97     1338   Riscorp VA                Workcomp                            22.16
8/15/97     1339   Telogy                    Equipment rent                     131.44
8/15/97     1340   Nora Technical Sols.      Computer consulting                325.00
8/15/97     1341   Victor Flores             Computer programming             1,500.00
8/15/97     1342   Pitney Bowes Credit       Equipment rent                     407.04
8/15/97     wire   Cash Facilitators Grp     Expense advance                  1,200.00
8/15/97     1343   Electronic Filings, Inc.  Edgar filings                      390.00
8/15/97     1344   Dan Farley                Installer                          725.00
8/15/97     1345   Dale English              Installer                          240.00
8/15/97     1346   Albani Laporte            Installer                          718.00


                           ATTACHMENT 5
                          CHECK REGISTER

DEBTOR: Digital Products Corporation
Case #  97-21987 BKC-RBR
Report Period Beginning:          8/1/97     And Ending:     8/31/97


NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:        1811006533
PURPOSE OF ACCOUNT:     Operating Account

Date        Check#      Payee                  Purpose                 Amount

8/15/97     1347        Frank Garner           Installer               $   230.00
8/15/97     1348        US Postal Service      Postage                      96.00
8/16/97     1349        Judy Sundberg          Reimburse expenses           82.30
            1350        Voided
8/19/97     1351        Lawrence Martin        Reimburse expenses          580.37
8/20/97     1352        Industrial Assembly    Straps                    2,770.00
            1353        Voided
8/22/97     1354        Lawrence Martin        Reimburse expenses          972.00
8/19/97     1355        Annie Angulo           Reimburse expenses          304.75
8/19/97     1356        Richard Angulo         Reimburse expenses          453.98
8/19/97     1357        Mike Luther            Reimburse expenses          300.00
8/20/97     1358        Penny Woods            Reimburse expenses          102.21
8/21/97     1359        LCI, International     Telephone                10,000.00
8/25/97     1360        Corporate Systems Grp  Computer equip.
                                                 & cons                  8,180.00
8/25/97     wire        KBS, Inc.              Transformers              5,120.00
8/25/97     1361        Bryan Brown            Reimburse expenses          390.36
8/25/97     1362        Industrial Assembly    Straps                    2,770.00
8/25/97     1363        Triple S Transportation Move Expenses              900.00
8/26/97     1364        Dadan Packaging        Boxes                       317.40
8/26/97     1365        Richard Angulo         Reimburse expenses          860.78
8/26/97     1366        Nora Technical Sols.   Computer consulting         660.00
8/26/97     1367        American Design        Contract labor            2,614.32
8/26/97     1368        Self Storage, Inc.     Storage                   1,152.00
8/27/97     1369        Liberty Court Travel   Travel                    4,002.00
8/27/97     1370        Jamie Gerdes           Advertising                 600.00
8/27/97     1371        Christopher Horn       Advertising               1,250.00
8/27/97     wire        Cash Facilitators Grp  Expense advance           1,950.00
8/28/97     1372        Penny Woods            Mileage                      42.32

                                                                        97,389.67

                         ATTACHMENT 5
                        CHECK REGISTER

DEBTOR: Digital Product Corporation
Case #: 97-21987 BKC-RBR

Report Period Beginning:          8/1/97     and Ending:     8/31/97

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products
ACCOUNT #:          1811005541
PURPOSE OF ACCOUNT:     Payroll Account

Date       Check#                   Payee         Purpose        Amount

8/1/97     314-332+7 direct dep     Employees     Payroll       $ 12,474.24
8/8/97     333-350+7 direct dep     Employees     Payroll         12,472.30
8/15/97    351-368+7 direct dep     Employees     Payroll         12,251.50
8/22/97    369-386+7 direct dep     Employees     Payroll         12,634.93
8/29/97    387-403+7 direct dep     Employees     Payroll         11,787.85

       Sub Total Payroll Depot                                    61,620.82

August     Payroll Depot Serv. Chg.                                  274.35

                                           Grand Total          $ 61,895.17


                            ATTACHMENT 5
                           CHECK REGISTER

DEBTOR:     Digital Products Corporation
Case #     97-21987 BKC - RBR

Report Period Beginning:          8/1/97     and Ending:     8/31/97

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products Corporation
ACCOUNT #:             1811006558
PURPOSE OF ACCOUNT:    Tax Account

Date      Check #         Payee                 Purpose            Amount
8/1/97     transfer      Payroll Depot          payroll taxes      $  5,452.70
8/8/97     transfer      Payroll Depot          payroll taxes         5,476.52
8/15/97    transfer      Payroll Depot          payroll taxes         5,394.94
8/22/97    transfer      Payroll Depot          payroll taxes         5,519.94
8/29/97    transfer      Payroll Depot          payroll taxes         5,133.86
                                                                    $ 26,977.96

                            ATTACHMENT 6a
                          Monthly Tax Report

DEBTOR:     Digital Products Corporation
Case #     97-21987 BKC - RBR
Reporting Period Beginning:     8/1/97     and Ending:     8/31/97
TAXES PAID and ACCRUED DURING MONTH

Date       Bank                Description     Amount
8/1/97     Comerica Bank       FED WH          $ 2,425.72
                               FICA              2,050.91
                               MEDICARE            479.66
                               FUTA                 19.17
                               IN WH                62.77
                               MI WH                25.38
                               NE WH               243.58
                               VA WH                28.18
                               FL SUTA              43.40
                               MI SUTA              18.17
                               NE SUTA              55.76
                                               $ 5,452.70

8/8/97     Comerica Bank       FED WH          $ 2,457.97
                               FICA              2,054.91
                               MEDICARE            480.60
                               FUTA                 17.45
                               IN WH                62.77
                               MI WH                25.38
                               NE W                243.58
                               VA WH                28.18
                               FL SUTA              31.75
                               MI SUTA              18.17
                               NE SUTA              55.76
                                               $ 5,476.52

8/15/97     Comerica Bank      FED WH          $ 2,474.02
                               FICA              2,024.07
                               MEDICARE            473.36
                               FUTA                 15.38
                               IN WH                62.77
                               NE WH               243.58
                               VA WH                28.18
                               FL SUTA              17.82
                               NE SUTA              55.76
                                               $ 5,394.94

                         ATTACHMENT 6a
                       Monthly Tax Report

DEBTOR:     Digital Products Corporation
Case #     97-21987 BKC - RBR
Reporting Period Beginning:     8/1/97     and Ending:     8/31/97
TAXES PAID and ACCRUED DURING MONTH

Date          Bank              Description          Amount
8/22/97     Comerica Bank       FED WH               $ 2,539.32
                                FICA                   2,083.95
                                MEDICARE                 487.34
                                FUTA                      12.01
                                IN WH                     62.77
                                MI WH                      6.13
                                NE WH                    235.11
                                VA WH                     28.18
                                FL SUTA                   17.71
                                MI SUTA                    6.36
                                NE SUTA                   41.06
                                                     $ 5,519.94

8/29/97     Comerica Bank       FED WH               $ 2,302.25
                                FICA                   1,934.09
                                MEDICARE                 452.35
                                 FUTA                     10.11
                                IN WH                     62.77
                                NE WH                    209.86
                                VA WH                     28.18
                                FL SUTA                   18.58
                                NE SUTA                  115.67
                                                     $ 5,133.86

                      TOTAL                          $26,977.96

                              ATTACHMENT 6b

DEBTOR:     Digital Products Corporation
Case #     97-21987 BKC - RBR
Report Period Beginning:          8/1/97     and Ending:     8/31/97

                     TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 7/27/97. Period: 2nd Quarter returns


Name of Taxing       Date Payment   Description             Amount
Authority            Due
Fed Taxes            08/06/97       Fed WH/Fica/Medicare     $ 4,956.92 Pd
Fed Taxes            08/13/97       Fed WH/Fica/Medicare       4,993.48 Pd
Fed Taxes            08/20/97       Fed WH/Fica/Medicare       4,971.45 Pd
Fed Taxes            08/27/97       Fed WH/Fica/Medicare       5,110.61 Pd
Fed Taxes            09/03/97       Fed WH/Fica/Medicare       4,688.69
FUTA                 10/31/97       Fed unemployment tax         240.84
IN WH                10/31/97       IN WH                        564.93
MI WH                10/31/97       MI WH                        158.41
NE WH                10/31/97       NE WH                      2,034.57
VA WH                10/31/97       VA WH                        253.62
FL SUTA              10/31/97       FL unemployment              394.89
IN SUTA              10/31/97       IN unemployment              189.00
MI SUTA              10/31/97       MI unemployment              115.38
NE SUTA              10/31/97       NE unemployment              556.10


                             ATTACHMENT 7
                SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:  Digital Products Corporation
Case #            97-21987 BKC - RBR

Report Period Beginning:          8/1/97     and Ending     8/31/97

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer:            Title             Amount Paid     Travel Adv.
Richard Angulo              Pres/COO          $ 9,230.75
Michael Luther              CEO/Chairman        5,769.25
Bryan Brown                 CFO/Secy            7,692.30


                        PERSONNEL REPORT

                                                  Full Time       Part Time
Number of employees at beginning of period               22          3
Number hired during the period
Number converted to full time                             1          1
Number terminated during the period                       2          -
Number of employees on payroll at end of period          21          2


                     CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.


Carrier           Agent & Phone #     Policy #       Coverage       Expiration   Date
                                                     Type           Date         Premium
                                                                                 Due
Riscorp of FL      Alexander & Alex   12924          WC            4/1/98        9/2/97
                   305-279-7870
VA Riscorp         Dade Underwriters  40076          WC            3/1/98        9/2/97
                   954-462-1304
Reliance Stand.    Mahoney & Asso.    LTD097814      LTD           8/1/97        9/2/97
Life Insurance     954-763-7971
Poe & Brown        Mahoney & Asso.    901            Health        9/30/97       9/2/97
Benefits           954-793-7971
Gotham Ins.        Seitlin Ins.       MM014842LP296  Comp Gen'l    6/1/98        9/1/97
                   305-591-0090                      Liability
Nat'l Union        Seitlin Ins.       BE932 21 38    Umbrella      6/1/98        9/1/97
Fire Ins. Co.      305-591-0090                      Liability
of Pitt.
Pacific Ins. Co.   Seitlin Ins.       ZG0008872      Property      5/1/98        9/1/97
                   305-591-0090
Fidelity & Dep.    Seitlin Ins.         TBA          Crime         5/1/98        9/1/97
                   305-591-0090

                             ATTACHMENT 8

             SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

































The Company filed its Plan of Reorganization and Disclosure Statement on June 16, 1997.